UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549-1004



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of earliest event reported) May 2, 2006



                           GENERAL MOTORS CORPORATION
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)



             STATE OF DELAWARE                  1-143           38-0572515
             -----------------                  -----           ----------
         (State or other jurisdiction of     (Commission     (I.R.S. Employer
         Incorporation or Organization)      File Number)   Identification No.)

      300 Renaissance Center, Detroit, Michigan                  48265-3000
      -----------------------------------------                  ----------
      (Address of Principal Executive Offices)                   (Zip Code)




        Registrant's telephone number, including area code (313) 556-5000
                                                           --------------








================================================================================
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS

On May 2, 2006 General Motors Corporation (GM) issued a news release announcing April 2006 sales. The release is as follows:

GM Reports 345,404 Deliveries in April
Launch Vehicle Sales Continue to Gain Momentum, Led by All-New Full-Size SUVs Chevy Tahoe Sales Up 35 Percent, Paced by Best Sales-To-Date of 2007 Model Cadillac Escalade Sales Rise 127 Percent; GMC Yukon Sales Up 36 Percent Full-Size Pickup Sales Rise 4 Percent


DETROIT - General Motors dealers in the United States sold 345,404 new cars and trucks in April, down 7 percent compared to year-ago levels. Total car sales were down 18 percent, and truck sales were up 2 percent.

GM's retail sales in April were down 5 percent compared to year-ago deliveries. Fleet sales were down 10.5 percent. Daily rental sales declined by 23 percent compared to last year.

"Given that the industry came in somewhat below our initial expectations, we are pleased that our retail sales were in line with the targets established in our North America turnaround plan," said Mark LaNeve, General Motors North America vice president, Vehicle Sales, Service and Marketing. "Consumers continue to respond very favorably to our new products, particularly the all-new Chevy Tahoe, GMC Yukon and Cadillac Escalade, resulting in a combined 15 percent sales increase compared to last month."

Total sales of all GM launch vehicles were up 5 percent compared to March and accounted for 28 percent of GM's total deliveries for the month. The success of GM's launch vehicles is another critical component of GM's North America restructuring plan.

Despite increases in fuel prices and contrary to industry trends, GM posted a 2 percent improvement in total truck deliveries, driven by continuing strong sales results for its all-new full-size sport utility vehicles and full-size pickups. Chevrolet Tahoe sales were up 35 percent in April. Of the 13,138 total deliveries, 10,607 were 2007 models. GMC Yukon posted a 36 percent sales gain in April, with 5,978 total deliveries. There were 4,862 2007 Yukon deliveries. April sales of the 2007 model were 48 percent greater than March results. Cadillac Escalade sales improved dramatically, with a 127 percent improvement over last year. There were 4,109 total sales, of which 3,258 were the all-new 2007 model. 2007 Escalade sales in April rose 23 percent compared to March.

Chevrolet Silverado deliveries rose 9 percent in April, and GMC Sierra sales were up 4 percent. The continuing strength of GM's full-size pickups is noteworthy, given that the product is approaching the end of its lifecycle. The new full-size pickups begin arriving in dealers' showrooms in the fourth quarter of this year.

LaNeve explained that the impact of the recent upward movement in fuel prices is being partially offset by the fuel economy leadership across GM's lineup, particularly its industry-leading truck and utility portfolio. "We know that fuel economy is an important issue for consumers, and every tenth of a gallon improvement counts," LaNeve said. "We worked hard during the development of our new large utilities to squeeze out every possible ounce of fuel savings, and the result was the best fuel economy in the segment. Combine this with the E85 capability of these vehicles, which reduces America's dependency on oil, and you've got a significant, measurable benefit for all consumers."

GM's newest entries in the small sport utility category also contributed to the improvement in overall truck sales. Chevrolet HHR and Equinox and Pontiac Torrent posted solid results. HHR had its best-ever sales month and Equinox achieved record April sales. The new Saturn Vue continued its sales momentum with its eleventh consecutive month of year-over-year sales increases (+25 percent).

HUMMER posted a year-over-year sales record for the twelfth consecutive month, with total sales up 231 percent. Retail deliveries rose 210 percent. H3 continues to drive HUMMER's record-setting pace and leads the entry luxury utility segment by a wide margin.

Saturn posted a year-over-year sales gain of 14 percent with retail sales up 3 percent. The improvement was led by a solid sales month for Vue and Ion. The first sales of Saturn Sky (612) were recorded in April. Demand for the all-new two-seat roadster continues to outpace supply, with vehicles remaining on dealers' lots an average of only 10 days.

Saab also posted a sales gain compared to year-ago levels (+3 percent). Its retail deliveries were up 10 percent, paced by deliveries of the 9-7X.

Certified Used Vehicles

April sales for all certified GM brands, including GM Certified Used Vehicles, Cadillac Certified Pre-Owned Vehicles, Used Cars from Saturn, Saab Certified Pre-Owned Vehicles and HUMMER Certified Pre-Owned Vehicles, were 46,735 units, up nearly 7 percent from last April. Total year-to-date certified GM sales are 175,580 units, comparable to the same period last year.

GM Certified Used Vehicles, the industry's top-selling manufacturer-certified used brand, posted 40,562 sales, up 10 percent from last April. Year-to-date sales for GM Certified Used Vehicles are 153,052 units, up 2 percent from the same period in 2005.

Cadillac Certified Pre-Owned Vehicles posted 3,572 sales in April, up 8 percent from last year. Used Cars from Saturn sold 1,773 units, down 32 percent. Saab Certified Pre-Owned Vehicles sold 713 units, down 19.5 percent. In its fourth month of operation, HUMMER Certified Pre-Owned sold 115 units.

 "The industry's top-selling certified brand, GM Certified Used Vehicles, continues to lead all manufacturer-certified programs, with one of its strongest sales months ever," LaNeve said. "GM Certified sold 40,562 units for the month, up 10 percent from last April. This is a terrific start to the second quarter and marks the second consecutive month that GM Certified sales have surpassed the 40,000-unit mark."

GM North America Reports April Production, 2006 Second-Quarter Production Forecast Remains Unchanged

In April, GM North America produced 352,000 vehicles (131,000 cars and 221,000 trucks). This is down 68,000 units, or 16 percent, compared to April 2005 when the region produced 420,000 vehicles (163,000 cars and 257,000 trucks). Production totals include joint venture production of 24,000 vehicles in April 2006 and 22,000 vehicles in April 2005.

The region's 2006 second-quarter production forecast remains unchanged at 1.2 million vehicles (445,000 cars and 755,000 trucks). In the second quarter of 2005, the region produced 1.247 million vehicles (458,000 cars and 789,000 trucks).

GM also announced 2006 final first-quarter production and revised second-quarter production forecasts for its international regions.

GM Europe - In the first quarter of 2006, the region produced 494,000 vehicles. This is down 8,000 units compared to the first quarter 2005 when the region produced 502,000 vehicles. The region's revised 2006 second-quarter production forecast is 502,000 vehicles, up 12,000 units from last month's guidance. In the second quarter of 2005, the region built 501,000 vehicles.

GM Asia Pacific - GM Asia Pacific produced 472,000 vehicles in the first quarter of 2006. This is up 137,000 units compared to the first quarter of 2005, when the region produced 335,000 vehicles. The region's revised 2006 second-quarter production forecast is 504,000 vehicles, up 30,000 units from last month's guidance. In the second quarter of 2005, the region built 398,000 vehicles.

GM Latin America, Africa and the Middle East - In the first quarter of 2006, the region produced 194,000 vehicles. This is up 9,000 units compared to the first quarter of 2005, when the region produced 185,000 vehicles. The region's 2006 second-quarter production estimate remains unchanged at 215,000 vehicles. In the second quarter of 2005, the region built 195,000 vehicles.


General Motors Corp. (NYSE: GM), the world's largest automaker, has been the global industry sales leader for 75 years. Founded in 1908, GM today employs about 327,000 people around the world. With global headquarters in Detroit, GM manufactures its cars and trucks in 33 countries. In 2005, 9.17 million GM cars and trucks were sold globally under the following brands: Buick, Cadillac, Chevrolet, GMC, GM Daewoo, Holden, HUMMER, Opel, Pontiac, Saab, Saturn and Vauxhall. GM operates one of the world's leading finance companies, GMAC Financial Services, which offers automotive, residential and commercial financing and insurance. GM's OnStar subsidiary is the industry leader in vehicle safety, security and information services. More information on GM can be found at www.gm.com.


Note: GM sales and production results are available on GM Media OnLine at http://media.gm.com by clicking on News, then Sales/Production. In this press release and related comments by General Motors management, our use of the words "expect," "anticipate," "estimate," "forecast," "objective," "plan," "goal" and similar expressions is intended to identify forward looking statements. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, actual results may differ materially due to numerous important factors that are described in GM's most recent report on SEC Form 10-K (at page II-20) which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: changes in economic conditions, currency exchange rates or political stability; shortages of fuel, labor strikes or work stoppages; market acceptance of the corporation's new products; significant changes in the competitive environment; changes in laws, regulations and tax rates; and, the ability of the corporation to achieve reductions in cost and employment levels to realize production efficiencies and implement capital expenditures at levels and times planned by management.


                                      # # #

Detroit -- General Motors dealers in the United States today reported the following vehicle sales:

-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                 April                  January - April
-------------------------------------------------------------------------------
 Curr S/D:   26                           % Chg
 Prev S/D:   27         2006      2005   per S/D     2006       2005    %Chg
-------------------------------------------------------------------------------
Vehicle Total          345,404   385,939   -7.1   1,308,327  1,401,081   -6.6
-------------------------------------------------------------------------------
Car Total              134,603   170,618  -18.1     515,560    588,894  -12.5
-------------------------------------------------------------------------------
Truck Total            210,801   215,321    1.7     792,767    812,187   -2.4
-------------------------------------------------------------------------------
Light Truck Total      205,193   209,917    1.5     774,553    794,210   -2.5
-------------------------------------------------------------------------------
Light Vehicle Total    339,796   380,535   -7.3   1,290,113  1,383,104   -6.7
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
      Market Division
       Vehicle Total                                  Calendar Year-to-Date
                                  April                  January - April
-------------------------------------------------------------------------------
                                          % Chg
                        2006      2005   per S/D     2006       2005    %Chg
-------------------------------------------------------------------------------
Buick                   19,971    25,163  -17.6      81,845     86,330   -5.2
Cadillac                17,916    20,251   -8.1      68,845     70,324   -2.1
Chevrolet              209,320   230,648   -5.8     779,940    845,955   -7.8
GMC                     38,769    45,399  -11.3     143,335    168,598  -15.0
HUMMER                   5,413     1,700  230.7      22,397      7,650  192.8
Oldsmobile                   0       190  ***.*          96        981  -90.2
Other - Isuzu            1,235     1,057   21.3       4,085      4,382   -6.8
Pontiac                 32,793    43,028  -20.9     132,094    142,762   -7.5
Saab                     3,144     3,174    2.9      11,366     10,518    8.1
Saturn                  16,843    15,329   14.1      64,324     63,581    1.2
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Sales of Vehicles Produced in US/Canada/Mexico
-------------------------------------------------------------------------------
Car                    126,305   160,550  -18.3     487,192    554,187  -12.1
-------------------------------------------------------------------------------
Light Truck            205,193   209,917    1.5     774,553    794,210   -2.5
-------------------------------------------------------------------------------

Twenty-six selling days for the April period this year and twenty-seven for last year.


*American Isuzu Motors, Inc., dealer sales of commercial vehicles distributed by General Motors Corporation as reported to General Motors by American Isuzu Motors, Inc.

                                      2-1P
                       GM Car Deliveries - (United States)
                                   April 2006
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                  April                 January - April
-------------------------------------------------------------------------------
                                          % Chg
                         2006      2005  per S/D      2006      2005    %Chg
-------------------------------------------------------------------------------
Selling Days (S/D)        26        27
-------------------------------------------------------------------------------
Century                      7       735  -99.0          62      4,065  -98.5
LaCrosse                 5,759     8,612  -30.6      22,120     27,893  -20.7
LeSabre                    204     6,085  -96.5       1,599     23,405  -93.2
Lucerne                  6,998         0  ***.*      29,122          0  ***.*
Park Avenue                  2       267  -99.2          27      1,486  -98.2
Regal                        0        82  ***.*          30        409  -92.7
      Buick Total       12,970    15,781  -14.7      52,960     57,258   -7.5
-------------------------------------------------------------------------------
CTS                      4,612     6,182  -22.5      17,913     19,584   -8.5
DeVille                     73     4,503  -98.3         509     14,958  -96.6
DTS                      4,003         0  ***.*      18,886          0  ***.*
Seville                      0        14  ***.*           9         80  -88.8
STS                      2,088     3,541  -38.8       7,713     10,412  -25.9
XLR                        320       502  -33.8       1,186      1,469  -19.3
      Cadillac Total    11,096    14,742  -21.8      46,216     46,503   -0.6
-------------------------------------------------------------------------------
Aveo                     4,745     5,783  -14.8      15,316     19,817  -22.7
Cavalier                    39     1,914  -97.9         213     15,895  -98.7
Classic                     -1     9,635  ***.*           1     40,115  ***.*
Cobalt                  19,249    22,726  -12.0      71,776     51,888   38.3
Corvette                 3,516     3,177   14.9      12,808     11,139   15.0
Impala                  25,879    23,442   14.6      90,312     87,770    2.9
Malibu                  14,721    16,812   -9.1      61,503     62,604   -1.8
Monte Carlo              2,590     3,123  -13.9      12,232     12,896   -5.1
SSR                        403       811  -48.4       1,849      3,514  -47.4
      Chevrolet Total   71,141    87,423  -15.5     266,010    305,638  -13.0
-------------------------------------------------------------------------------
Alero                        0       131  ***.*          67        718  -90.7
Aurora                       0         1  ***.*           0          8  ***.*
      Oldsmobile Total       0       132  ***.*          67        726  -90.8
-------------------------------------------------------------------------------
Bonneville                 108     1,209  -90.7         711      4,928  -85.6
G6                       9,296    11,790  -18.1      46,154     32,502   42.0
Grand Am                    92     8,625  -98.9         487     27,052  -98.2
Grand Prix              10,987     7,825   45.8      36,365     29,333   24.0
GTO                        923     1,111  -13.7       3,499      4,372  -20.0
Solstice                 1,828         0  ***.*       7,896          0  ***.*
Sunfire                    112     3,943  -97.1         566     14,892  -96.2
Vibe                     3,934     6,499  -37.1      13,156     20,535  -35.9
      Pontiac Total     27,280    41,002  -30.9     108,834    133,614  -18.5
-------------------------------------------------------------------------------
9-2X                        80       388  -78.6         282      1,184  -76.2
9-3                      2,144     2,190    1.7       7,909      7,520    5.2
9-5                        406       596  -29.3       1,362      1,814  -24.9
      Saab Total         2,630     3,174  -14.0       9,553     10,518   -9.2
-------------------------------------------------------------------------------
ION                      8,873     7,520   22.5      31,154     31,126    0.1
Saturn L Series              1       844  -99.9          20      3,511  -99.4
Saturn Sky                 612         0  ***.*         746          0  ***.*
      Saturn Total       9,486     8,364   17.8      31,920     34,637   -7.8
-------------------------------------------------------------------------------
      GM Total         134,603   170,618  -18.1     515,560    588,894  -12.5
-------------------------------------------------------------------------------
                     GM Car Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     126,305   160,550  -18.3     487,192    554,187  -12.1
-------------------------------------------------------------------------------
GM Import                8,298    10,068  -14.4      28,368     34,707  -18.3
-------------------------------------------------------------------------------
      GM Total         134,603   170,618  -18.1     515,560    588,894  -12.5
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                      2-1P
                       GM Car Deliveries - (United States)
                                   April 2006
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                  April                 January - April
-------------------------------------------------------------------------------
                                          % Chg
                         2006      2005  per S/D      2006      2005    %Chg
-------------------------------------------------------------------------------
Selling Days (S/D)        26        27
-------------------------------------------------------------------------------
          GM Car Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total             12,970    15,781  -14.7      52,960     57,258   -7.5
Cadillac Total          11,096    14,742  -21.8      46,216     46,503   -0.6
Chevrolet Total         66,396    81,640  -15.5     250,694    285,821  -12.3
Oldsmobile Total             0       132  ***.*          67        726  -90.8
Pontiac Total           26,357    39,891  -31.4     105,335    129,242  -18.5
Saturn Total             9,486     8,364   17.8      31,920     34,637   -7.8
      GM North America
        Total*         126,305   160,550  -18.3     487,192    554,187  -12.1
-------------------------------------------------------------------------------
Chevrolet Total          4,745     5,783  -14.8      15,316     19,817  -22.7
Pontiac Total              923     1,111  -13.7       3,499      4,372  -20.0
Saab Total               2,630     3,174  -14.0       9,553     10,518   -9.2
      GM Import Total    8,298    10,068  -14.4      28,368     34,707  -18.3
-------------------------------------------------------------------------------
                   GM Vehicle Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total             19,971    25,163  -17.6      81,845     86,330   -5.2
Cadillac Total          17,916    20,251   -8.1      68,845     70,324   -2.1
Chevrolet Total        209,320   230,648   -5.8     779,940    845,955   -7.8
GMC Total               38,769    45,399  -11.3     143,335    168,598  -15.0
HUMMER Total             5,413     1,700  230.7      22,397      7,650  192.8
Oldsmobile Total             0       190  ***.*          96        981  -90.2
Other-Isuzu Total        1,235     1,057   21.3       4,085      4,382   -6.8
Pontiac Total           32,793    43,028  -20.9     132,094    142,762   -7.5
Saab Total               3,144     3,174    2.9      11,366     10,518    8.1
Saturn Total            16,843    15,329   14.1      64,324     63,581    1.2
      GM Total         345,404   385,939   -7.1   1,308,327  1,401,081   -6.6
-------------------------------------------------------------------------------
* Includes US/Canada/Mexico

                                      3-1P
                      GM Truck Deliveries - (United States)
                                   April 2006
-------------------------------------------------------------------------------
                                                     Calendar Year-to-Date
                                  April                 January - April
-------------------------------------------------------------------------------
                                          % Chg
                         2006      2005  per S/D      2006      2005    %Chg
-------------------------------------------------------------------------------
Selling Days (S/D)        26        27
-------------------------------------------------------------------------------
Rainier                  1,373     1,129   26.3       6,020      4,458   35.0
Rendezvous               4,938     6,829  -24.9      18,301     19,904   -8.1
Terraza                    690     1,424  -49.7       4,564      4,710   -3.1
      Total Buick        7,001     9,382  -22.5      28,885     29,072   -0.6
-------------------------------------------------------------------------------
Escalade                 4,109     1,879  127.1      12,254      9,149   33.9
Escalade ESV               393       994  -58.9       1,887      4,130  -54.3
Escalade EXT               290       623  -51.7       1,369      2,530  -45.9
SRX                      2,028     2,013    4.6       7,119      8,012  -11.1
      Total Cadillac     6,820     5,509   28.6      22,629     23,821   -5.0
-------------------------------------------------------------------------------
Astro                       13     2,747  -99.5         153     11,263  -98.6
C/K Suburban(Chevy)      4,543     6,230  -24.3      19,650     24,464  -19.7
Chevy C/T Series            31        32    0.6         100         82   22.0
Chevy W Series             244       270   -6.2         914        863    5.9
Colorado                 8,640    12,725  -29.5      27,840     45,248  -38.5
Equinox                 12,583    11,873   10.1      35,189     41,650  -15.5
Express Cutaway/G Cut    1,598     1,647    0.8       6,140      5,766    6.5
Express Panel/G Van      7,145     7,954   -6.7      27,967     26,886    4.0
Express/G Sportvan       1,932     2,211   -9.3       6,749      8,209  -17.8
HHR                      9,352         0  ***.*      34,660          0  ***.*
Kodiak 4/5 Series        1,083       957   17.5       4,395      3,497   25.7
Kodiak 6/7/8 Series        300       317   -1.7       1,316      1,318   -0.2
S/T Blazer                   6       600  -99.0          84      2,959  -97.2
S/T Pickup                   0        13  ***.*           4         85  -95.3
Tahoe                   13,138    10,134   34.6      58,242     42,988   35.5
Tracker                      0        51  ***.*          11        359  -96.9
TrailBlazer             12,792    17,733  -25.1      56,178     65,291  -14.0
Uplander                 4,768     7,264  -31.8      20,729     21,405   -3.2
Venture                     18       811  -97.7         135      4,001  -96.6
................................................................................
      Avalanche          2,284     4,581  -48.2      10,412     19,587  -46.8
      Silverado-C/K
        Pickup          57,709    55,075    8.8     203,062    214,396   -5.3
Chevrolet Fullsize
  Pickups               59,993    59,656    4.4     213,474    233,983   -8.8
................................................................................
      Chevrolet Total  138,179   143,225    0.2     513,930    540,317   -4.9
-------------------------------------------------------------------------------
Canyon                   1,886     3,309  -40.8       6,549     11,753  -44.3
Envoy                    5,946     9,038  -31.7      23,599     30,716  -23.2
GMC C/T Series              23        31  -23.0          85         69   23.2
GMC W Series               451       383   22.3       1,576      1,518    3.8
Safari (GMC)                 2       512  -99.6          46      1,775  -97.4
Savana Panel/G Classic   1,436     2,323  -35.8       5,604      7,250  -22.7
Savana Special/G Cut     1,629     2,427  -30.3       5,033      6,484  -22.4
Savana/Rally               166       217  -20.6         804        761    5.7
Sierra                  17,179    17,086    4.4      63,201     67,955   -7.0
Sonoma                       0         5  ***.*           0         46  ***.*
Topkick 4/5 Series       1,558     1,578    2.5       3,215      3,265   -1.5
Topkick 6/7/8 Series       683       779   -9.0       2,528      2,983  -15.3
Yukon                    5,978     4,550   36.4      20,376     19,677    3.6
Yukon XL                 1,832     3,161  -39.8      10,719     14,346  -25.3
      GMC Total         38,769    45,399  -11.3     143,335    168,598  -15.0
-------------------------------------------------------------------------------
HUMMER H1                   25        37  -29.8          98        104   -5.8
HUMMER H2                1,436     1,663  -10.3       5,717      7,546  -24.2
HUMMER H3                3,952         0  ***.*      16,582          0  ***.*
      HUMMER Total       5,413     1,700  230.7      22,397      7,650  192.8
-------------------------------------------------------------------------------
Bravada                      0        44  ***.*          19        163  -88.3
Silhouette                   0        14  ***.*          10         92  -89.1
      Oldsmobile Total       0        58  ***.*          29        255  -88.6
-------------------------------------------------------------------------------
Other-Isuzu F Series       132        86   59.4         407        358   13.7
Other-Isuzu H Series        17         4  341.3          48          4  ***.*
Other-Isuzu N Series     1,086       967   16.6       3,630      4,020   -9.7
      Other-Isuzu Total  1,235     1,057   21.3       4,085      4,382   -6.8
-------------------------------------------------------------------------------
Aztek                       47       545  -91.0         229      2,462  -90.7
Montana                     40       304  -86.3         254      1,708  -85.1
Montana SV6              2,369     1,177  109.0       8,737      4,978   75.5
Torrent                  3,057         0  ***.*      14,040          0  ***.*
      Pontiac Total      5,513     2,026  182.6      23,260      9,148  154.3
-------------------------------------------------------------------------------
9-7X                       514         0  ***.*       1,813          0  ***.*
      Saab Total           514         0  ***.*       1,813          0  ***.*
-------------------------------------------------------------------------------
Relay                      508     1,275  -58.6       2,348      5,351  -56.1
VUE                      6,849     5,690   25.0      30,056     23,593   27.4
      Saturn Total       7,357     6,965    9.7      32,404     28,944   12.0
-------------------------------------------------------------------------------
      GM Total         210,801   215,321    1.7     792,767    812,187   -2.4
-------------------------------------------------------------------------------
                    GM TRUCK Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     209,391   213,916    1.6     787,708    806,757   -2.4
-------------------------------------------------------------------------------
GM Import                1,410     1,405    4.2       5,059      5,430   -6.8
-------------------------------------------------------------------------------
      GM Total         210,801   215,321    1.7     792,767    812,187   -2.4
-------------------------------------------------------------------------------
               GM Light Duty Truck Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     205,193   209,917    1.5     774,553    794,210   -2.5
-------------------------------------------------------------------------------
GM Import                    0         0  ***.*           0          0   ***.*
-------------------------------------------------------------------------------
      GM Total         205,193   209,917    1.5     774,553    794,210   -2.5
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                      3-1P
                      GM Truck Deliveries - (United States)
                                   April 2006
-------------------------------------------------------------------------------
                                                   Calendar Year-to-Date
                                  April                 January - April
-------------------------------------------------------------------------------
                                          % Chg
                         2006      2005  per S/D      2006      2005    %Chg
-------------------------------------------------------------------------------
Selling Days (S/D)        26        27
-------------------------------------------------------------------------------
GM TRUCK Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total              7,001     9,382  -22.5      28,885     29,072   -0.6
Cadillac Total           6,820     5,509   28.6      22,629     23,821   -5.0
Chevrolet Total        138,014   143,024    0.2     513,311    539,681   -4.9
GMC Total               38,451    45,079  -11.4     142,082    167,374  -15.1
HUMMER Total             5,413     1,700  230.7      22,397      7,650  192.8
Oldsmobile Total             0        58  ***.*          29        255  -88.6
Other-Isuzu Total          308       173   84.9         898        812   10.6
Pontiac Total            5,513     2,026  182.6      23,260      9,148  154.3
Saab Total                 514         0  ***.*       1,813          0  ***.*
Saturn Total             7,357     6,965    9.7      32,404     28,944   12.0
      GM North America
        Total*         209,391   213,916    1.6     787,708    806,757   -2.4
------------------------------------------------------------------------------
Chevrolet Total            165       201  -14.8         619        636   -2.7
GMC Total                  318       320    3.2       1,253      1,224    2.4
Other-Isuzu Total          927       884    8.9       3,187      3,570  -10.7
      GM Import Total    1,410     1,405    4.2       5,059      5,430   -6.8
-------------------------------------------------------------------------------
     GM Light Truck Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total              7,001     9,382  -22.5      28,885     29,072   -0.6
Cadillac Total           6,820     5,509   28.6      22,629     23,821   -5.0
Chevrolet Total        136,521   141,649    0.1     507,205    534,557   -5.1
GMC Total               36,054    42,628  -12.2     135,931    160,763  -15.4
HUMMER Total             5,413     1,700  230.7      22,397      7,650  192.8
Oldsmobile Total             0        58  ***.*          29        255  -88.6
Pontiac Total            5,513     2,026  182.6      23,260      9,148  154.3
Saab Total                 514         0  ***.*       1,813          0  ***.*
Saturn Total             7,357     6,965    9.7      32,404     28,944   12.0
      GM North America
        Total*         205,193   209,917    1.5     774,553    794,210   -2.5
-------------------------------------------------------------------------------
                 GM Light Truck Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total              7,001     9,382  -22.5      28,885     29,072   -0.6
Cadillac Total           6,820     5,509   28.6      22,629     23,821   -5.0
Chevrolet Total        136,521   141,649    0.1     507,205    534,557   -5.1
GMC Total               36,054    42,628  -12.2     135,931    160,763  -15.4
HUMMER Total             5,413     1,700  230.7      22,397      7,650  192.8
Oldsmobile Total             0        58  ***.*          29        255  -88.6
Pontiac Total            5,513     2,026  182.6      23,260      9,148  154.3
Saab Total                 514         0  ***.*       1,813          0  ***.*
Saturn Total             7,357     6,965    9.7      32,404     28,944   12.0
      GM Total         205,193   209,917    1.5     774,553    794,210   -2.5
-------------------------------------------------------------------------------

* Includes US/Canada/Mexico

                       GM Production Schedule - 05/02/06



                        GMNA
                -------------------                            Total    GMNA 1      International 5
Units 000s      Car1 Truck1  Total   GME2   GMLAAM3   GMAP4  Worldwide   Car  Truck
                ---- ------  ------  ----   -------   -----  ---------   ---- -----

2006 Q2 #       445   755   1,200    502       215     504      2,421   17    62       269
O/(U) prior
forecast:@ *      0     0       0     12         0      30         42    0     0        38
                ------------------    ---      ---     ---      -----
===============================================================================================
                        GMNA
                -------------------                            Total    GMNA 1      International 5
Units 000s      Car  Truck   Total   GME    GMLAAM    GMAP   Worldwide   Car  Truck
                ---- ------  ------  ----   -------   -----  ---------   ---- -----
   2001
1st Qtr.        580   634   1,214    538       138      51      1,941   18     9        NA
2nd Qtr.        638   726   1,364    491       165      64      2,084   13    16        NA
3rd Qtr.        574   664   1,238    373       146      74      1,832   11    15        NA
4th Qtr.        573   721   1,294    441       127      67      1,929    9    16        NA
              ----- -----   -----  -----       ---     ---      -----   --    --
    CY        2,365 2,745   5,110  1,842       575     256      7,786   51    56        NA

   2002
1st Qtr.        600   753   1,353    456       131      65      2,005   11    11        NA
2nd Qtr.        688   865   1,553    453       141      74      2,221   15    17        NA
3rd Qtr.        568   740   1,308    408       132      87      1,935   19    20        NA
4th Qtr.        602   824   1,426    453       157      81      2,117   14    25        NA
              ----- -----   -----  -----       ---     ---      -----   --    --
    CY        2,458 3,182   5,640  1,770       561     307      8,278   59    73        NA

   2003
1st Qtr.        591   860   1,451    491       127      77      2,146   19    24        NA
2nd Qtr.        543   837   1,380    488       128      90      2,086   19    24        NA
3rd Qtr.        492   753   1,245    393       135     120      1,893   20    17        NA
4th Qtr.        558   827   1,385    446       157     133      2,121   16    20        NA
              ----- -----   -----  -----       ---     ---      -----   --    --
    CY        2,184 3,277   5,461  1,818       547     420      8,246   74    85        NA

   2004
1st Qtr.        525   820   1,345    473       159     296      2,273   19    19       247
2nd Qtr.        543   846   1,389    503       172     337      2,401   18    48       284
3rd Qtr.        463   746   1,209    411       185     314      2,119   16    43       261
4th Qtr.        466   811   1,277    442       200     386      2,305   17    47       324
              ----- -----   -----  -----       ---   -----      -----   --   ---     -----
    CY        1,997 3,223   5,220  1,829       716   1,333      9,098   70   158     1,116

   2005
1st Qtr.        470   712   1,182    502       185     335      2,204   16    51       286
2nd Qtr.        458   789   1,247    501       195     398      2,341   17    49       337
3rd Qtr.        423   723   1,146    412       207     409      2,174   15    50       199
4th Qtr.        483   798   1,281    443       188     420      2,332   14    68       197
              ----- -----   -----  -----       ---   -----      -----   --   ---     -----
    CY        1,834 3,022   4,856  1,858       775   1,562      9,051   62   218     1,019

   2006
1st Qtr.        496   759   1,255    494       194     472      2,415   18    50       246
2nd Qtr. #      445   755   1,200    502       215     504      2,421   17    62       269
                ------------------   ---       ---     ---      -----

See notes next page.

* Variance reported only if current production estimate by region differs from prior production estimate by 5K units or more
@ Numbers may vary due to rounding
# Denotes estimate

(1) GMNA includes joint venture production - NUMMI units included in GMNA Car; HUMMER and CAMI units included in GMNA Truck
(2) GME includes GM-AvtoVAZ joint venture production beginning in Q1 2004
(3) GMLAAM includes GM Egypt joint venture from 2001 through current calendar years
(4) GMAP includes joint venture production: Shanghai GM Norsom Motors
    (formerly Jinbei GM) and Shanghai GM beginning in 2000 and SAIC-GM-Wuling and GM Daewoo Auto Technologies (GMDAT) beginning in Q1 2004.
(5) International joint venture production includes GM-AvtoVAZ, GM Egypt, Shanghai GM Norsom Motors, Shanghai GM, SAIC-GM-Wuling, and GMDAT. Starting in Q3 2005 International joint venture production does not include GMDAT.

This report is governed by the Forward Looking Statements language found in the Terms and Conditions on the GM Institutional Investor website.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GENERAL MOTORS CORPORATION
                                          --------------------------
                                          (Registrant)


Date:  May 2, 2006                   By:  /s/PETER R. BIBLE
                                     ---  -----------------
                                          (Peter R. Bible,
                                           Chief Accounting Officer)